UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):December 31, 2012

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On December 31, 2012, The Middleby Corporation (the “Company”) issued a press release announcing its completion of the acquisition of Viking Range Corporation.  A copy of that press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

A copy of the presentation slides to be used by the Company in connection with its January 2, 2013 investor call described in the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference. These presentation slides are also available on the Company’s website under “Investor Relations” at www.middleby.com.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release dated December 31, 2012 of The Middleby Corporation.

Exhibit 99.2	The Middleby Corporation Investor Presentation dated January 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: January 1, 2013	By:	/s/ Timothy J.FitzGerald
Timothy J. FitzGerald
Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release dated December 31, 2012 of The Middleby Corporation.

Exhibit 99.2	The Middleby Corporation Investor Presentation dated January 2, 2013.